UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
(Amendment No. 1)
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 1, 2017
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street Tacoma, WA		98402
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (253) 305-1900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets
On November 1, 2017, Columbia Banking System, Inc. (“Columbia”) filed a Current Report on Form 8-K (the "Original Report") reporting the completion of its acquisition of Pacific Continental Corporation (“Pacific Continental”) and its wholly owned subsidiary, Pacific Continental Bank located in Eugene, Oregon.
This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Pacific Continental described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this amended Current Report on Form 8-K/A.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined consolidated financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this amended Current Report on Form 8-K/A.
(d) Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited financial statements of Pacific Continental as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014

Exhibit 99.2	Unaudited financial statements of Pacific Continental as of and for the nine months ended September 30, 2017

Exhibit 99.3	Unaudited pro forma combined condensed consolidated financial statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: December 18, 2017	/s/ BARRY S. RAY
Barry S. Ray
Senior Vice President and Chief Accounting Officer